Franklin Credit Holding Corp 10-K
Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

6 Harrison Corp.
Accu 95 Corp
Accu 99 Corp
Acredit 75
Ark 38 Corporation
Beach Funding Corp.
Branford 55 Corp.
Cal Second 49 Corp.
Cape 77 Corp
CAPT 47 Corp.
Century 78 Corp
Coast 56 Corp
Coast 62 Corp
Coast 74 Corp
Coast 96 Corp
DAPT 51 Corp.
Emerge 64 Corp
Emod 65 Corp
Emsec 66 Corp
Ericsson Associates Inc.
FCMC 2000 B Corp
FCMC 2000 C Corp
FCMC 2000 D Corp
FCMC 2001 A Corp
FCMC 2001 C Corp
FCMC 2001 D Corp
FCMC 2001 E Corp
FCMC 2001 F Corp
FCMC 2002 A Corp
FCMC 2002 B Corp
FCMC 2002 C Corp
FCMC 2002 D Corp
FCMC 2002 E Corp
FCMC 2002 F Corp
FCMC 2002 G Corp
FCMC 2002 H Corp
FCMC 2003 A Corp
FCMC 2003 B Corp
FCMC 2003 C Corp
FCMC 2003 D Corp
FCMC 2003 E Corp
FCMC 2003 F Corp
FCMC 2003 G Corp
FCMC 2003 H Corp
FCMC 2003 I Corp
FCMC 2004 A Corp
FCMC 2004 B Corp
FCMC 2004 C Corp

FCMC 2004 D Corp
FCMC 2004 E Corp
FCMC 2004 F Corp
FCMC 2004 G Corp
FCMC 2004 H Corp
FCMC 2004 I Corp
FCMC 2004 J Corp
FCMC 2004 K Corp
FCMC 2004 L Corp
FCMC 2004 M Corp
FCMC 2005 A Corp
FCMC 2005 B Corp
FCMC 2005 C Corp
FCMC 2005 D Corp
FCMC 2005 E Corp
FCMC 2005 F Corp
FCMC 2005 G Corp
FCMC 2005 H Corp
FCMC 2005 I Corp
FCMC 2005 J Corp
FCMC 2005 K Corp
FCMC 2005 L Corp
FCMC 2005 M Corp
FCMC 2005 N Corp
FCMC 2005 O Corp
FCMC 2005 P Corp
FCMC 2005 Q Corp
FCMC 2005 R Corp
FCMC 2005 S Corp
FCMC 2006 A Corp
FCMC 2006 B Corp
FCMC 2006 C Corp
FCMC 2006 D Corp
FCMC 2006 E Corp
FCMC 2006 F Corp
FCMC 2006 G Corp
FCMC 2006 H Corp
FCMC 2006 I Corp
FCMC 2006 J Corp
FCMC 2006 K Corp
FCMC 2006 L Corp
FCMC 2006 M Corp
FCMC 2006 N Corp
FCMC 2006 O Corp
FCMC 2006 P Corp
FCMC 2006 Q Corp
FCMC 2006 R Corp
FCMC 2006 S Corp
FCMC 2006 T Corp
FCMC 2006 U Corp
FCMC 2006 V Corp

FCMC 2006 W Corp
FCMC 2006 X Corp
FCMC 2006 Y Corp
FCMC 2006 Z Corp
FCMC 2007 A Corp
FCMC 2007 AA Corp
FCMC 2007 AB Corp
FCMC 2007 AC Corp
FCMC 2007 B Corp
FCMC 2007 C Corp
FCMC 2007 D Corp
FCMC 2007 E Corp
FCMC 2007 F Corp
FCMC 2007 G Corp
FCMC 2007 H Corp
FCMC 2007 I Corp
FCMC 2007 J Corp
FCMC 2007 K Corp
FCMC 2007 L Corp
FCMC 2007 M Corp
FCMC 2007 N Corp
FCMC 2007 O Corp
FCMC 2007 P Corp
FCMC 2007 Q Corp
FCMC 2007 R Corp
FCMC 2007 S Corp
FCMC 2007 T Corp
FCMC 2007 U Corp
FCMC 2007 V Corp
FCMC 2007 W Corp
FCMC 2007 X Corp
FCMC 2007 Y Corp
FCMC 2007 Z Corp
FCMC B-One 2004 A Corp
FCMC B-One 2004 B Corp
FCMC B-One 2004 C Corp
FCMC B-One 2004 D Corp
FCMC B-One 2004 E Corp
FCRF  XIX
FCRF II (Fra)
FCRF VI (Fra)
FCRF VII (Fra)
FCRF VIII
FCRF X
FCRF XII
FCRF XIV (Fra)
FCRF XVIII
FCRF XX
Firstco 80 Corp
Firstgold 69 Corp
Flow 2000 A Corp

Flow 2000 B Corp
Flow 2000 C Corp
Flow 2000 D Corp
Flow 2000 E Corp
Flow 2000 F Corp
Flow 2001 A Corp
Flow 2001 B Corp
Flow 2001 C Corp
Flow 2001 E Corp
Flow 2001 F Corp
Flow 2001 G Corp
Flow 2001 H Corp
Flow 2001 I Corp
Flow 2001 J Corp
Flow 2001 K Corp
Flow 2001 L Corp
Flow 2002 A Corp
Flow 2002 B Corp
Flow 2002 C Corp
Flow 2002 D Corp
Flow 2002 E Corp
Flow 2002 F Corp
Flow 2002 G Corp
Flow 2002 H Corp
Flow 2002 I Corp
Flow 2002 J Corp
Flow 2002 K Corp
Flow 2002 L Corp
Flow 2003 A Corp
Flow 2003 B Corp
Flow 2003 C Crop
Flow 2003 D Corp
Flow 2003 E Corp
Flow 2003 F Corp
Flow 2003 G Corp
Flow 2003 H Corp
Flow 2003 I Corp
Flow 2003 J Corp
Flow 2003 K Corp
Flow 2003 L Corp
Flow 2004 A Corp
Flow 2004 B Corp
Flow 2004 C Corp
Flow 2004 D Corp
Flow 2004 E Corp
Flow 2004 F Corp
Flow 2004 G Corp
Flow 2004 H Corp
Flow 2004 I Corp
Flow 2005 A Corp
Flow 2005 B Corp

Flow 2005 C Corp
Flow 2005 D Corp
Flow 2005 E Corp
Flow 2005 F Corp
Flow 2005 G Corp
Flow 2005 H Corp
Flow 2005 I Corp
Flow 2005 J Corp
Flow 2006 A Corp
Flow 2006 B Corp
Flow 2006 C Corp
Flow 2006 D Corp
Flow 2006 E Corp
Flow 2006 F Corp
Flow 2006 G Corp
Flow 2006 H Corp
Flow 2007 A Corp
Flow 2007 B Corp
Flow 2007 C Corp
Flow 2007 D Corp
Flow 99 - 70 Corp
Flow 99 - 76 Corp
Flow 99 - 88 Corp
Flow 99 - 92 Corp
Flow Purchase 98 Corp
Fort 100 / FCMC 2001 B Corp
Fort 100 B / Flow 2001 D Corp
Fort Granite 44 Corp
Franklin Credit Mgmt Corp
Franklin Credit Asset Corp
Franklin Credit Loan Servicing LLC
Franklin Credit Trust Series I
Free 73 Corp
Free 81 Corp
Free/ Emgold 67 Corp
Garfield 48 Corp.
Green 89 Corp
Greenwich First Corp (XXII)
Greenwich Funding Corp
Greenwich Mgnt Corp (XXIIl)
Harrison 1st Corp.
Harrison Financial Assoc
Harrison Financial Corp
Harrison Funding Corp
Home Fed 57 Corp
Hudson Mgmt Corp
Island 52 Corp.
Ivy City 72 Corp
Jackson Union 28 Corp.
Jersey 45 Corp
Juniper Corp

Kearney 39 Corp
Kearny 61 Corp
Madison 54 Corp.
Mass Fed 29 Corp.
Modgold 68 Corp
Morgan 85
New Haven 40 Corp
New Haven 53 Corp.
New Haven 58 Corp
New Haven 63 Corp
Newport 50 Corp.
North Fork 41 Corp.
Norwich 42 Corp
NY APT 33 Corp.
Pan Cal 98 Corp
Pancal 82 Corp
Pancal 93 Corp
Park 86
Park 94 Corp
Park 97 Corp
Penn 100
Penn 100 B
Point 91 Corp
Rapid Point 60 Corp
Rontex 1617 Corp.
Shelton 46 Corp.
St. Pete 43 Corp.
Tampa 79 Corp
Tribeca Funding Corp (XXI)
Tribeca L 2005 Corp
Tribeca Lending Corp
Tribeca Lending Trust Series I
Tribeca LI 2005 Corp
Tribeca LII 2005 Corp
Tribeca LIII 2005 Corp
Tribeca LIV 2005 Corp
Tribeca LIX 2006 Corp
Tribeca Loan Corp
Tribeca LV 2005 Corp
Tribeca LVI 2005 Corp
Tribeca LVII 2006 Corp
Tribeca LVIII 2006 Corp
Tribeca LX 2006 Corp
Tribeca LXI 2006 Corp
Tribeca LXII 2006 Corp
Tribeca LXIII 2006 Corp
Tribeca LXIV 2006 Corp
Tribeca LXIX 2006 Corp
Tribeca LXV 2006 Corp
Tribeca LXVI 2006 Corp
Tribeca LXVII 2006 Corp

Tribeca LXVIII 2006 Corp
Tribeca LXX 2006 Corp
Tribeca LXXI 2006 Corp
Tribeca LXXII 2006 Corp
Tribeca LXXIII 2006 Corp
Tribeca LXXIV 2006 Corp
Tribeca LXXIX 2007 Corp
Tribeca LXXV 2006 Corp
Tribeca LXXVI 2006 Corp
Tribeca LXXVII 2006 Corp
Tribeca LXXVIII 2006 Corp
Tribeca LXXX 2007 Corp
Tribeca LXXXI 2007 Corp
Tribeca LXXXII 2007 Corp
Tribeca LXXXIII 2007 Corp
Tribeca LXXXIV 2007 Corp
Tribeca LXXXIX 2007 Corp
Tribeca LXXXV 2007 Corp
Tribeca LXXXVI 2007 Corp
Tribeca LXXXVII 2007 Corp
Tribeca LXXXVIII 2007 Corp
Tribeca XC 2007 Corp
Tribeca XCI 2007 Corp
Tribeca XCII 2007 Corp
Tribeca XCIII 2007 Corp
Tribeca XCIV 2007 Corp
Tribeca XCV 2007 Corp
Tribeca XIX Corp
Tribeca XV Corp
Tribeca XVII Corp
Tribeca XVIII Corp
Tribeca XX Corp
Tribeca XXI Corp
Tribeca XXII Corp
Tribeca XXIII Corp
Tribeca XXIV Corp
Tribeca XXIX 2005 Corp
Tribeca XXV 2004 Corp
Tribeca XXVI 2004 Corp
Tribeca XXVII 2004 Corp
Tribeca XXVIII 2004 Corp
Tribeca XXX 2005 Corp
Tribeca XXXI 2005 Corp
Tribeca XXXII 2005 Corp
Tribeca XXXIII 2005 Corp
Tribeca XXXIV 2005 Corp
Tribeca XXXIX 2005 Corp
Tribeca XXXV 2005 Corp
Tribeca XXXVI 2005 Corp
Tribeca XXXVII 2005 Corp
Tribeca XXXVIII 2005 Corp

Tribeca XXXX 2005 Corp
Tribeca XXXXI 2005 Corp
Tribeca XXXXII 2005 Corp
Tribeca XXXXIII 2005 Corp
Tribeca XXXXIV 2005 Corp
Tribeca XXXXIX 2005 Corp
Tribeca XXXXV 2005 Corp
Tribeca XXXXVI 2005 Corp
Tribeca XXXXVII 2005 Corp
Tribeca XXXXVIII 2005 Corp
Tribecca L
Vantage 90 Corp
Well 84 Corp
WFB 83 Corp